UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Justin W. Chairman, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5061	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

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RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2013 Annual Meeting of Stockholders to be held on December 5, 2013 and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, RCM has filed a definitive proxy statement and a WHITE proxy card with the SEC on October 30, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its stockholders.

Press Release Issued on November 22, 2013

Attached hereto is RCM’s press release, issued on November 22, 2013, in which RCM announced that Glass Lewis & Co., LLC (“Glass Lewis”), a leading independent proxy advisory firm, has recommended to its clients that stockholders vote the WHITE proxy card FOR both of RCM’s highly qualified and very experienced nominees, Michael E.S. Frankel and Robert B. Kerr, to its Board of Directors (the “RCM Board”) at the 2013 Annual Meeting. Glass Lewis’s clients include institutional investors, mutual funds, pension funds and other fiduciaries. In recommending that stockholders vote the WHITE proxy card FOR both of the director nominees recommended by the RCM Board, Glass Lewis noted that it is “not convinced that the Dissidents have made a compelling enough case to justify appointing the Dissident Nominees in lieu of the Management Nominees.” In its report, Glass Lewis recognized that RCM’s performance has been “in-line with or better than” its peers, specifically noting RCM’s stock price performance and operational performance in the past five years.

Glass Lewis also recognized RCM’s efforts in strengthening its corporate governance practices, including RCM’s termination of its stockholder rights plan, retention of a prominent executive search firm to enhance board composition, adoption of corporate governance guidelines reflective of best practices, declassification of the RCM Board, adoption of majority voting in uncontested director elections, adoption of a director resignation policy, adoption of stock ownership guidelines for directors and executive officers and the appointment of a lead independent director. Glass Lewis stated that it believes the RCM Board has been “responsive to stockholder concerns.”

This is the second recommendation in the past two days from a leading independent proxy advisory firm recommending that stockholders vote the WHITE proxy card in support of the RCM Board’s nominees. On November 21, 2013, Egan-Jones, another leading independent proxy advisory firm, also recommended that stockholders vote the WHITE proxy card FOR both of the RCM Board’s nominees.  In its report, Egan-Jones recognized the qualifications of the RCM Board’s nominees and indicated that it believes that “voting FOR the management ballot and the Company’s nominees is in the best interest of the Company and its stockholders” and that the election of the RCM Board’s nominees will “enable the Company to continue to build on its strong record of increasing stockholder value.” Egan-Jones also stated that it was “not convinced that the dissidents’ nominees would work to the benefit of the stockholders, given Mr. Vizi’s apparent lack of public company board or public company management experience, and given Mr. Ballou’s reported past experience as chairman and CEO of Global Vacation Group, Inc. and as president & CEO of CDI Corporation and his unsuccessful takeover attempt of RCM while there.”

As previously announced, Legion Partners Asset Management, LLC and the other members of its dissident stockholder group (collectively, the “Legion Group”) are pursuing a proxy contest to elect its two hand-picked nominees, Messrs. Vizi and Ballou, to the RCM Board at the 2013 Annual Meeting. RCM has established October 18, 2013 as the record date for stockholders entitled to vote at the 2013 Annual Meeting. The RCM Board strongly urges stockholders to vote for its highly qualified and experienced nominees on the WHITE proxy card provided by RCM.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting.  RCM filed a definitive proxy statement with the SEC on October 30, 2013 (the “RCM Proxy Statement”) in connection with the solicitation of proxies for the 2013 Annual Meeting.

STOCKHOLDERS ARE URGED TO READ THE RCM PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the RCM Proxy Statement filed with the SEC in connection with the 2013 Annual Meeting. To the extent holdings of RCM’s securities have changed since the amounts shown in the RCM Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the RCM Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109. In addition, copies of the proxy materials may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:	Investor Contacts:
2500 McClellan Avenue	Fax: 856.356.4600	Leon Kopyt	MacKenzie Partners, Inc.
Pennsauken, NJ 08109	info@rcmt.com	Chairman, President & CEO	Paul Schulman or Robert Marese
	www.rcmt.com	Kevin D. Miller	(212) 929-5500
Chief Financial Officer

P R E S S  R E L E A S E

GLASS LEWIS RECOMMENDS THAT STOCKHOLDERS VOTE THE

WHITE PROXY CARD IN SUPPORT OF RCM’S BOARD NOMINEES

Two of the Leading Proxy Advisory Firms Now Recommend

That Stockholders Vote FOR RCM’s Board Nominees

Pennsauken, NJ — November 22, 2013 — RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology, engineering and specialty healthcare services, today announced that Glass Lewis & Co., LLC (Glass Lewis), a leading independent proxy advisory firm, has recommended to its clients that stockholders vote the WHITE proxy card FOR both of the RCM Board of Directors’ highly qualified and very experienced director nominees, Michael E.S. Frankel and Robert B. Kerr, at RCM’s Annual Meeting of Stockholders to be held on December 5, 2013. Glass Lewis’s clients include institutional investors, mutual funds, pension funds and other fiduciaries.

In addition, yesterday, Egan-Jones Proxy Services, another leading independent proxy advisory firm, recommended that stockholders vote FOR both of RCM’s Board nominees on the WHITE proxy card.  With Glass Lewis and Egan-Jones making the same recommendation, two leading independent proxy advisory firms have now advised RCM’s stockholders to support RCM’s Board nominees.

In recommending that stockholders vote the WHITE proxy card FOR both of the director nominees recommended by the RCM Board, Glass Lewis noted that it is “not convinced that the Dissidents have made a compelling enough case to justify appointing the Dissident Nominees in lieu of the Management Nominees.” In its report, Glass Lewis recognized that RCM’s performance has been “in-line with or better than” its peers, specifically noting RCM’s stock price performance and operational performance in the past five years.

Glass Lewis also recognized RCM’s efforts in strengthening its corporate governance practices, including RCM’s termination of its stockholder rights plan, retention of a prominent executive search firm to enhance board composition, adoption of corporate governance guidelines reflective of best practices, declassification of the RCM Board, adoption of majority voting in uncontested director elections, adoption of a director resignation policy, adoption of stock ownership guidelines for directors and executive officers and the appointment of a lead independent director. Glass Lewis stated that it believes the RCM Board has been “responsive to stockholder concerns.”

“We are very pleased that two of the leading independent, third-party proxy advisory firms, after carefully reviewing the performance of RCM and the board and the arguments made by the Legion Group, have both concluded that stockholders should vote the WHITE proxy card for RCM’s director nominees,” continued Mr. Kopyt.

To protect the value of their investment, the RCM Board strongly recommends that all stockholders vote for the RCM Board’s highly qualified and experienced nominees —Michael E.S. Frankel and Robert B. Kerr — on the WHITE proxy card TODAY—by telephone, Internet, or by signing, dating and returning the WHITE proxy card.

Stockholders that need assistance in voting their shares or have any questions are urged to call RCM’s proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

About RCM

RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the delivery of these solutions to commercial and government sectors. RCM is also a provider of specialty healthcare services to major health care institutions and educational facilities. RCM’s offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

Forward-Looking Statements

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expected demand for our services and expectations regarding our revenues, the Company’s ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, the ability of the Company to consummate acquisitions as to which it executes non-binding letters of intent, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting. RCM filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the 2013 Annual Meeting on October 30, 2013 (the “2013 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the 2013 Proxy Statement. To the extent holdings of RCM’s securities have changed since the amounts shown in the 2013 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the 2013 Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin D. Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109. In addition, copies of the proxy materials, when available, may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.